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                     AMENDMENT NO. 7 TO EMPLOYMENT AGREEMENT
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     THIS AMENDMENT NO. 7 TO EMPLOYMENT  AGREEMENT (the "Amendment") is made and entered into at Santa Barbara, California, on the date hereinafter set forth by and between Gary S. Kledzik, Ph.D. (hereinafter referred to as the "Employee") and MIRAVANT MEDICAL TECHNOLOGIES, a Delaware Corporation (hereinafter referred to as the "Employer").

WHEREAS:

     A. The Employer and the Employee are parties to an Employment Agreement effective as of December 31, 1989, and Amendments No. 1 through 6 thereto (the "Employment Agreement").

     B. The parties hereto wish to amend the Employment Agreement in certain respects.

     NOW,   THEREFORE,   in   consideration   of  the  premises,   promises  and
representations hereinafter contained, it is agreed as follows:

     1. Effective JANUARY 1, 1999, the section entitled EMPLOYEE COMPENSATION on Exhibit A to the Employment Agreement is hereby amended to read as follows:

     EMPLOYEE COMPENSATION

     THREE HUNDRED TWENTY FIVE THOUSAND DOLLARS ($325,000) per annum.

     2. In all other respects, the Employment Agreement is hereby ratified, confirmed and approved in its entirety.






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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment on this
26th day of January, 1999.

                                             EMPLOYER:
                                             MIRAVANT MEDICAL TECHNOLOGIES
                                             a Delaware Corporation

                                             By:  /s/ David E. Mai
                                                  ----------------
                                                  David E. Mai
                                                  President

                                             EMPLOYEE:/s/ Gary S. Kledzik, Ph.D.
                                                      --------------------------
                                                      Gary S. Kledzik, Ph.D.